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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):   APRIL 15, 2003



                            PRINTCAFE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)





           DELAWARE                     0-49710                 25-1854929
 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)



                     FORTY 24TH STREET
                 PITTSBURGH, PENNSYLVANIA                         15222
         (Address of principal executive offices)              (Zip code)



Registrant's telephone number, including area code:  (412) 456-1141



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ITEM 9.  REGULATION FD DISCLOSURE.


The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On April 15, 2003 Printcafe Software, Inc. issued a press release, reporting its preliminary financial results for the quarter ended March 31, 2003.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PRINTCAFE SOFTWARE, INC.


Date:  April 18, 2003                            By: /s/ Marc D. Olin
                                                    -------------------------
                                                     Marc D. Olin
                                                     Chief Executive Officer



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                                  EXHIBIT INDEX


    Exhibit No.                     Description
    -----------                     -----------

      99.1          Press Release of the registrant, dated April 15, 2003.